EXHIBIT 99.2


THE SAGEMARK COMPANIES LTD.
PREMIER PET IMAGING INTERNATIONAL


               PROJECTED REVENUES ($5,000,000 OFFERING PROCEEDS)

R
     60,000,000 ----------------------------------------------------------------
E
     50,000,000 ----------------------------------------------------------------
V                                                            24 Centers
                                                             40,673,000
E    40,000,000 ----------------------------------------------------------------

N    30,000,000 ----------------------------------------------------------------
                                          16 Centers
U                                         28,182,000
     20,000,000 ----------------------------------------------------------------
E
     10,000 000 ----------------------------------------------------------------
S                      8 Centers
                       7,136,000
              0 ----------------------------------------------------------------
                       Year 2004          Year 2005          Year 2006

                                           PERIOD

THE SAGEMARK COMPANIES LTD.
PREMIER PET IMAGING INTERNATIONAL


                                PROJECTED EBITDA

E
     18,000,000 ----------------------------------------------------------------
B                                                            16,636,000
     16,000,000 ----------------------------------------------------------------
I
     14,000,000 ----------------------------------------------------------------
T
     12,000,000 ----------------------------------------------------------------
D
     10,000,000 ----------------------------------------------------------------
A                                         8,388,000
      8,000,000 ----------------------------------------------------------------

      6,000,000 ----------------------------------------------------------------

      4,000,000 ----------------------------------------------------------------

      2,000,000 ----------------------------------------------------------------
                        813,000
              0 ----------------------------------------------------------------
                       Year 2004          Year 2005          Year 2006

                                          PERIOD